UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22710

TOTAL INCOME+ REAL ESTATE FUND

(Exact name of registrant as specified in charter)

712 Fifth Avenue, 9th floor, New York, NY 10019

(Address of principal executive offices) (Zip code)

Bluerock Fund Advisor, LLC

712 Fifth Avenue, 9th floor,

New York NY 10019

(Name and address of agent for service)

1-844-819-8287

(Registrant’s telephone number, including area code)

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. Reports to Stockholders.

Annual Report

September 30, 2018

Investor Information: 1-844-819-8287

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Total Income+ Real Estate Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by ALPS Distributors, Inc.

Member FINRA

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Review	11
Portfolio of Investments	13
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	20
Financial Highlights	21
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	33
Supplemental Information	34
Privacy Policy	36

2018 ANNUAL REPORT: (10/1/2017 – 9/30/2018) (Unaudited) Letter from the TI+ Portfolio Managers
To Our Valued Shareholders:

We are pleased to report that Bluerock's Total Income+ Real Estate Fund (“TI+” or the “Fund”) surpassed $1 billion in assets under management (AUM) this past year, as an increasing number of investors turn to us for both low volatility and steady returns despite current market volatility.

We are equally pleased to report that TI+’s risk-adjusted performance continued to excel relative to major financial market indexes as of fiscal year end. Since inception (10.22.2012), TI+ has recorded approximately 90% lower volatility than leading stock and public REIT indices and approximately 50% lower volatility than the Bloomberg Barclays U.S. Aggregate Bond Index. In fact, the Fund's Sharpe Ratio (which measures risk relative to return) was approximately four times that of the S&P 500 and more than seven times that of the MSCI US REIT Index as reported by Morningstar. Simply put, this means that a TI+ investor received four and seven times the return for each unit of volatility in these indices.

In keeping with our investment thesis, the Fund continued to invest primarily in institutional private equity real estate funds (iPERE), previously available for investment only by the largest pension funds and institutional investors. TI+ is now invested in a diversified portfolio of 22 iPERE funds, with an aggregate underlying gross asset value of approximately $172 billion of real estate holdings. This is up from 20 funds valued at approximately $152 billion last year.

By investing in low leverage, lower volatility iPERE investments, in keeping with our investment thesis, TI+ has been able to produce stable cash flows that are not highly correlated to daily stock market fluctuations.

We are pleased to share these 2018 highlights with you:

NEW INVESTMENTS:New iPERE investments include Carlyle Property Investors and Harrison Street Core Property Fund. The Fund has also recently initiated a commitment to CBRE U.S. Core Partners. These fund managers are among the most respected institutional real estate managers.

DISTRIBUTIONS[1]: TI+ has paid 23 consecutive quarterly distributions. The latest distribution (for A Shares) of $0.3973 per share is equivalent to a 5.25% annualized distribution rate on the 9/26/2018 record date NAV of $30.27 per share. This distribution also represents an effective 6.4% distribution rate on the (A Share) inception $25.00 NAV per share.

ASSETS UNDER MANAGEMENT: As of 9/30/2018, the Fund had approximately $1.2 billion in AUM. We believe this to be a continued validation by investors that TI+ is meeting its mandate to deliver current income and total return with lower volatility and correlation to the broader markets.

[1]	The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed. The distribution policy is thus subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consists of a return of capital based on the character of the distributions received from the underlying holdings, primarily Real Estate Investment Trusts. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. The Fund’s distribution amounts were calculated based on income received from underlying investments including capital gains and return of capital realized from the disposition of such investments.

This is an actively managed, dynamic portfolio. There is no guarantee that any investment (or this investment) will achieve its objectives or goals, pay dividends and/or capital gains, generate positive returns, or avoid losses. Prior performance is not a guarantee of future results.

CORPORATE HEADQUARTERS | 712 FIFTH AVENUE | 9TH FLOOR | NEW YORK, NY 10019 | 877.826.BLUE (2583) | WWW.BLUEROCKRE.COM

2018 ANNUAL REPORT (10/1/2017 - 9/30/2018) (Unaudited) | TOTAL INCOME+ REAL ESTATE FUND

PERFORMANCE

From inception (10/22/2012) through 9/30/2018, TI+ (A Shares) generated a cumulative total return of 59.3%, or 8.16% annualized. The Fund was able to accomplish this primarily through investments in iPERE funds, which own best-in-class real estate, generating both income and capital appreciation. Private investments are supplemented with select public real estate securities. The Fund offers four share classes: A, C, I and L Shares. A summary of the performance of each share class is presented below.

Fund Performance thru 9/30/2018*

	One Year	Three Year	Five Year	Since Inception[2]
TI+ Fund- Class A	7.88%	7.40%	7.40%	8.16%
TI+ Fund- Class C	7.05%	6.59%	6.61%	7.36%
TI+ Fund- Class C with Load †	6.05%	6.59%	6.61%	7.36%
TI+ Fund- Class I	8.14%	7.66%	7.68%	8.40%
TI+ Fund- Class L	7.63%	7.13%	7.13%	7.89%
TI+ Fund- Class L with Max Sales Charge[1]	3.04%	5.59%	6.20%	7.10%
Stocks	17.91%	17.30%	13.95%	15.06%
Public REITs	3.74%	7.72%	9.16%	8.61%
Bonds	-1.22%	1.31%	2.16%	1.55%

[1]	The maximum sales charge for the A Shares is 5.75% and for L Shares is 4.25% . Investors may be eligible for a reduction in sales charges.

[2]	Inception date of the A Shares is October 22, 2012. Inception date of the Fund’s C and I Shares is April 1, 2014. Inception date for the L Shares is June 1, 2017

†	Adjusted for early withdrawal charge of 1.00%.

*	Returns for Class C, Class I and Class L Shares prior to their inception dates are based on the performance of Class A Shares. For Class C and Class L Shares, prior performance has been adjusted to reflect differences in expenses between the respective classes and Class A. The actual returns of Class I would have been different than those shown because Class I has lower expenses than Class A.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.38% for Class A, 3.12% for Class C, 2.15% for Class I and 2.69% for Class L per the January 31, 2018 prospectuses.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2019, for Class A, C, I and L shares to ensure that the net annual fund operating expenses will not exceed 1.95% for Class A, 2.70% for Class C and 1.70% for Class I, and 2.20% for Class L, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectuses for more detail on the expense waiver. Results shown reflect the full fee waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll-free 1-844-819-8287.

Total returns are calculated using SEC Form N-2 instructions and reflect all fees and charges.

Page Sources: Morningstar Direct

Stocks: S&P 500 Total Return | REITs: MSCI U.S. REIT Index | Bonds: Bloomberg Barclays U.S. Aggregate Bond Index

Past performance is no guarantee of future results

2018 ANNUAL REPORT (10/1/2017 - 9/30/2018) (Unaudited) | TOTAL INCOME+ REAL ESTATE FUND

LONG-TERM CAPITAL APPRECIATION

The Fund’s 8.16% annualized total net return has provided capital appreciation in addition to current income. TI+ generated this appreciation with a positive or neutral return 88% of all days from inception through 9/30/18.

RETURNS AND VOLATILITY

Investment returns should be analyzed with regard to volatility (risk). Risk and return tend to move in lockstep in the investment universe, as depicted in the quadrant chart below. The stock market (represented by the S&P 500), for example, has generated relatively high historical returns, but with high volatility and thus appears in the higher return/higher volatility quadrant. Bonds (represented by the Bloomberg Barclays U. S. Aggregate Bond Index) have generated relatively low returns, but with low volatility, placing them in the low return/low volatility quadrant. TI+, however, has generated a return/risk profile in the desirable upper left (higher return/lower volatility) quadrant.

Quadrant chart illustrates total annualized returns and volatility from TI+ inception (10/22/12) through 9/30/18.

Page Sources: Morningstar Direct

TI+ Fund: A-Shares, no load | Stocks: S&P 500 Total Return | REITs: MSCI U.S. REIT Index | Bonds: Bloomberg Barclays U.S. Aggregate Bond Index

Past performance is no guarantee of future results. Risk and liquidity factors vary significantly between asset classes.

2018 ANNUAL REPORT (10/1/2017 - 9/30/2018) (Unaudited) | TOTAL INCOME+ REAL ESTATE FUND

HIGHER RISK-ADJUSTED RETURNS	LOWER VOLATILITY

TI+ Fund has delivered higher risk-adjusted returns than stocks, bonds, or public REITs since its inception, evidenced by its Sharpe Ratio (a risk adjusted performance measure that determines unit of return per unit of risk) of nearly four times the nearest competitive asset class.

TI+ Fund has experienced lower daily volatility (as measured by standard deviation) than competing asset classes since its inception, with over 85% less volatility than stocks and public REITs.

Higher Risk-Adjusted Return Measured by Sharpe Ratio (Since inception through 9/30/2018)	Lower Volatility Measured by Standard Deviation (Since inception through 9/30/2018)

LOWER CORRELATION	LOW MAXIMUM DRAWDOWN
TI+ Fund has exhibited lower correlation compared to other asset classes since its inception.	Maximum drawdown is the maximum decline a security experiences prior to reaching its previous peak.

TI+ Fund Correlation vs. Other Asset Classes (Since inception through 9/30/2018)	Maximum Drawdown vs. Other Asset Classes (Since inception through 9/30/2018)

0 = No Correlation | 1 = Perfectly Positively Correlated | -1 = Perfectly Negatively Correlated

Page Sources: Morningstar Direct

TI+ Fund: A-Shares, no load | Stocks: S&P 500 Total Return | REITs: MSCI U.S. REIT Index | Bonds: Bloomberg Barclays U.S. Aggregate Bond Index

The Sharpe Ratio would have been lower if the calculation reflected the load. Additional fund performance details available at bluerockfunds.com/performance. Investors may be eligible to purchase Class A share without load.

Please see pages 9-10 for a description of the risks and comparisons of the investment indexes selected.

Past performance is no guarantee of future results

2018 ANNUAL REPORT (10/1/2017 - 9/30/2018) (Unaudited) | TOTAL INCOME+ REAL ESTATE FUND

Fund Sub-Advisors
About Mercer Investment Management
Mercer Investment Management, Inc., acts as sub-advisor to the TI+ Fund’s private real estate equity investments. For more than 75 years, Mercer has been one of the world’s leading advisors to endowments, pension funds, sovereign wealth funds and family offices globally, with over 3,700 clients worldwide, and $11.0 trillion in assets under advisement. Mercer works to evaluate over 5,800 investment managers and 29,000 individual investments/strategies and works with Bluerock to select a strategic combination of ‘best-in-class’ institutional real estate managers and investments for the Fund.

About DWS
DWS (formerly Deutsche Asset Management) acts as sub-advisor to the TI+ Fund’s public real estate securities investments and is a registered investment adviser under the Advisers Act. DWS’ real estate business in the U.S. dates back to 1975. Today, DWS has $840 billion in assets under management and works with 450+ institutional clients. Of that total, approximately $51 billion of AUM is invested in real estate securities globally, making DWS one of the largest real estate securities managers in the world.

LOOKING AHEAD

The U.S. economy’s long-running expansion advanced into the third quarter, as GDP increased 3.5%2 and the unemployment rate moved to 3.7% as of September 2018.3 While the third quarter GDP growth rate was above consensus estimates, recent fiscal stimulus played a significant factor in boosting the quarterly rate and growth at this level is not expected on an ongoing basis. We believe more tempered growth is likely on the horizon, and that solid economic and real estate fundamentals should continue to generate demand for institutional real estate as the current cycle matures.

Even with favorable headline numbers, financial markets remain tenuous as global tariff battles and potential trade wars pose unpredictable threats to the health of the U.S. economy. Equally important and worth monitoring is the U.S. government’s fiscal spending, which has bolstered near term economic growth at the expense of a widening budget deficit. Core inflation rose marginally an annualized rate of 2.3% in September.2 This will most likely lead the Federal Reserve, barring unanticipated developments, to continue monetary tightening at least in the near term. We continue to monitor these broader market trends and their potential effect on the real estate market in particular.

For the private institutional real estate market, core property returns have moderated from their post-recession highs, but continue to offer the potential for attractive risk-adjusted benefits in light of increased stock and bond market volatility. The NCREIF Property Index (NPI; a leading, unlevered index of institutional real estate, reflecting no fees and expenses), which tracks performance of core institutional properties across the U.S., reported a 7.2% total return in the trailing 12 months ending September 30th of this year. Approximately 66% of the NPI total return was derived from income as opposed to appreciation, with income growth being generated by solid property market fundamentals.4 We find income-driven returns to be a healthy indicator of the real estate sector and one that is in-line with long-term trends.

2018 ANNUAL REPORT (10/1/2017 - 9/30/2018) (Unaudited) | TOTAL INCOME+ REAL ESTATE FUND

LOOKING AHEAD continued...

In most markets, new construction has generally remained at levels below historical long-term averages and commercial lending has been constrained relative to prior cycles. While new apartment supply in select markets has exceeded historical averages, demand has been supported by strong demographic tailwinds, including new household formation by millennials. The industrial sector continues to be a significant outperformer, driven by the strong demand for e-commerce and ‘last-mile’ distribution warehouses. In fact, NPI industrial returns were nearly double those of any other major NPI sector for the trailing 12 months through September 30th of this year.4 The Fund has capitalized on the strength of this sector by overweighting its industrial allocation, which was 28% of the Fund vs 16% of the NPI. The success of this strategy is reflected in TI+’s 7.88% total net return for the year ending September 30th, and its outperformance of the NPI return of 7.2% for the same period.4

In conjunction with TI+’s strategic overweight to the industrial sector, the Fund is underweighting the retail sector as retail bankruptcies and relatively low investor appetite suppress returns. The Fund also expanded its investment into non-GDP linked sectors including student housing, senior housing, self-storage, and medical office, where demand is driven by demographic trends rather than economic growth. These sectors generally exhibit lower correlation to the overall economy and we believe have the potential to provide durable income throughout a market cycle.

Our outlook for private institutional real estate remains cautiously optimistic. Property markets appear healthy and commercial mortgage debt levels have been constrained in this cycle, both positive indicators for future returns. Considering stock market valuations and suppressed bond returns associated with rising rates, we see the Fund’s private institutional real estate as a healthy, income-driven alternative.

We thank you for the trust and confidence represented by your investment in the Total Income+ Real Estate Fund.

Sincerely,

Jordan Ruddy | Adam Lotterman Portfolio Co-Managers Total Income+ Real Estate Fund

[2]	Bureau of Economic Analysis
[3]	Bureau of Labor Statistics
[4]	National Council of Real Estate Investment Fiduciaries

FUND HOLDINGS	2018 ANNUAL REPORT (10/1/2017 - 9/30/2018) (Unaudited) | TOTAL INCOME+ REAL ESTATE FUND

As of 9/30/18, the Gross Asset Value of the underlying real estate in the institutional private equity real estate funds in which TI+ is invested is nearly $172 billion, comprising over 3,300 properties across the United States.*

Portfolio	Gross Asset Value ($MM)	Number of Properties	Typical Minimum Investment Required	Average Investment Size ($MM)	Inception Year
PRIVATE EQUITY REAL ESTATE (Target of 15-20 Select Managers | expressed as % of gross investments)						
14.0%	Morgan Stanley Prime Property Fund	$ 26,055	392	$ 5,000,000	$ 66	1973
10.8%	Clarion Lion Properties Fund	$ 11,536	136	$ 5,000,000	$ 85	2000
10.5%	Blackstone Property Partners	$ 16,700	173	$10,000,000	$ 97	2014
4.5%	Clarion Lion Industrial Trust	$ 11,443	616	$ 2,500,000	$ 19	2002
4.0%	RREEF Core Plus Industrial Fund	$ 483	12	$ 5,000,000	$ 40	2017
4.0%	Carlyle Property Investors	$ 2,782	56	$10,000,000	$ 50	2016
3.8%	Prologis Targeted U.S. Logistics Fund	$ 10,081	560	$ 5,000,000	$ 18	2004
3.8%	UBS Trumbull Property Growth & Income	$ 1,077	26	$ 5,000,000	$ 41	2006
3.7%	Principal Enhanced Property Fund	$ 2,691	45	$ 5,000,000	$ 60	2004
3.5%	Invesco U.S. Income Fund	$ 1,558	23	$10,000,000	$ 68	2013
3.3%	Stockbridge Smart Markets Fund	$ 2,209	58	$ 5,000,000	$ 38	2011
3.0%	Harrison Street Core Property Fund	$ 6,180	245	$ 5,000,000	$ 25	2011
3.0%	Sentinel Real Estate Fund	$ 1,630	28	$ 250,000	$ 58	1976
2.7%	RREEF America REIT II	$ 12,629	99	$ 5,000,000	$128	1998
2.6%	Heitman America REIT II	$ 10,980	103	$ 5,000,000	$107	2007
2.5%	Invesco Core Real Estate Fund	$ 12,900	96	$ 5,000,000	$134	2004
2.5%	PGIM (Prudential) PRISA I	$ 25,100	398	$ 5,000,000	$ 63	1970
2.0%	PGIM (Prudential) PRISA III	$ 3,796	58	$ 5,000,000	$ 65	2003
1.8%	AEW Core Property Trust	$ 8,755	153	$ 5,000,000	$ 57	2007
1.5%	Blackrock U.S. Core Property Fund	$ 2,700	32	$ 1,000,000	$ 84	1981
0.5%	Stockbridge Value Fund II	$ 662	19	$ 5,000,000	$ 35	2014
	Totals / Averages	**$171,947**	**3,328**	**$108,750,000**	**$52**	**2001**
PUBLIC REAL ESTATE SECURITIES, CASH AND OTHER (Target of 50-100 Real Estate Securities)						
12.1%	REIT Common & Preferred Stock, Cash and Other

GEOGRAPHIC DIVERSIFICATION

The regions and allocations presented represent the Fund’s private institutional fund investments as of the date herein, but is subject to change at any time.

SECTOR DIVERSIFICATION

The sector diversification presented above represents examples of how the Fund’s private institutional fund investments are allocated as of the date herein, but is subject to change at any time.

* Portfolio holdings are subject to change at any time and should not be considered investment advice. Underlying iPERE data as of Q2 2018 based on allocations by the Fund on 9/30/2018. Diversification does not ensure profit. The organizations referenced above are not invested in Bluerock or the Total Income+ Real Estate Fund, and they may not be invested in the funds in which the Total Income+ Real Estate Fund invests.

2018 ANNUAL REPORT (10/1/2017 - 9/30/2018) (Unaudited) | TOTAL INCOME+ REAL ESTATE FUND

HIGHLIGHTED ASSETS

The properties pictured below are currently owned by the underlying third-party institutional private equity real estate funds described herein.

Active Portfolio; subject to change.

2018 ANNUAL REPORT (10/1/2017 - 9/30/2018) (Unaudited) | TOTAL INCOME+ REAL ESTATE FUND

DEFINITIONS

Bloomberg Barclays U.S. Aggregate Bond Index: The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States - including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. Risks include rising interest rates, credit quality of the issuers and general economic conditions.

Standard Deviation: The measure of the daily percentage change in an investment. Standard deviation shows how much variation from the average exists with a larger number indicating the data points are more spread out over a larger range of values.

Correlation: The degree to which two securities move in relation to each other. Correlation is measured as a correlation coefficient, with a value falling between -1 and 1.0 = No Correlation | 1 = Perfectly Positively Correlated | -1 = Perfectly Negatively Correlated

Maximum Drawdown: The maximum decline a security experiences prior to reaching its previous peak.

MSCI U.S. REIT Index: A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. (www.msci.com).

Sharpe Ratio: Measurement of the risk-adjusted performance. The annualized Sharpe Ratio is calculated by subtracting the annualized risk-free rate - (3-month Treasury Bill) - from the annualized rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns.

S&P 500: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/ return characteristics of the large cap universe. (Investopedia).

You cannot invest directly in an index. Benchmark performance should not be considered reflective of Fund performance.

2018 ANNUAL REPORT (10/1/2017 - 9/30/2018) (Unaudited) | TOTAL INCOME+ REAL ESTATE FUND

RISK DISCLOSURES

Not FDIC Insured | No Bank Guarantee | May Lose Value

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Advisor to allocate effectively the Fund’s assets in which it invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

The Fund’s investments may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended to be a complete investment program.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

Investing in the Fund’s shares involves substantial risks, including the risks set forth in the “Risk Factors” section of the prospectus, which include, but are not limited to the following:

The Fund may invest in convertible securities which are subject to risks associated with both debt securities and equity securities; correlation risk such as in down markets when the prices of securities and asset classes can also fall in tandem; credit risk related to the securities held by the Fund which may be lowered if an issuer’s financial condition changes which could negatively impact the Fund’s returns on investment in such securities; interest rate risk including a rise in interest rates which could negatively impact the value of fixed income securities.

The Fund’s investment in Institutional Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees; Issuer and non-diversification risk including the value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issue and as a non-diversified fund.

The Fund may invest more than 5% of its total assets in the securities of one or more issuers; lack of control over institutional private investment funds and other portfolio investments; leverage risk which could cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of adverse performance of the Fund’s underlying investments; management risk including the judgments of the Advisor or Sub-Advisor about the attractiveness, value and potential appreciation of particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results; market risk; a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objectives; option writing risk; possible competition between underlying funds and between the fund and the underlying funds; preferred securities risk which are subject to credit risk and interest rate risk.

The Fund will concentrate its investments in real estate and, as such, its portfolio will be significantly impacted by the performance of the real estate market; real estate development issues; insurance risk including certain of the companies in the Fund’s portfolio may fail to carry adequate insurance; dependence on tenants to pay rent; companies in the real estate industry in which the Fund may invest may be highly leveraged and financial covenants may affect their ability to operate effectively; environmental issues; current conditions including recent instability in the United States, European and other credit markets; REIT risk including the value of investments in REIT shares may decline because of adverse developments affecting the real estate industry and real property values; underlying funds risk, use of leverage by underlying funds; and valuation of Institutional Investment Funds as of a specific date may vary from the actual sale price that may be obtained if such Investments were sold to a third party.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Total Income+ Real Estate Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained online at www. bluerockfunds.com. The prospectus should be read carefully before investing. The Total Income+ Real Estate Fund is distributed by ALPS Distributors, Inc (ALPS). Bluerock Fund Advisor, LLC is not affiliated with ALPS, Mercer Investment Management, or DWS. Neither Mercer Investment Management nor DWS are affiliated with ALPS.

WWW.BLUEROCKFUNDS.COM	BLU000306

Total Income+ Real Estate Fund	Portfolio Review

September 30, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures for the year ended September 30, 2018, compared to its benchmarks:

Total Income+ Real Estate Fund:	One Year	Three Year	Five Year	Since Inception Class A*	Since Inception Class C and Class I*	Since Inception Class L*
Class A
Without Load	7.88%	7.40%	7.40%	8.16%	–	–
With Load(a)	1.68%	5.30%	6.14%	7.08%	–	–
Class C
Without Load	7.05%	6.59%	–	–	6.41%	–
With Load(b)	6.05%	6.59%	–	–	6.41%	–
Class I	8.14%	7.66%	–	–	7.51%	–
Class L
Without Load	7.63%	–	–	–	–	7.19%
With Load(c)	3.04%	–	–	–	–	3.74%
S&P 500 Total Return Index	17.91%	17.31%	13.95%	15.06%	12.45%	16.83%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	1.31%	2.16%	1.55%	2.04%	-0.29%

*	Class A commenced operations October 22, 2012, Class C and Class I commenced operations April 1, 2014, and Class L commenced operations June 1, 2017.
(a)	Adjusted for initial maximum sales charge of 5.75%.
(b)	Adjusted for early withdrawal charge of 1.00%.
(c)	Adjusted for initial maximum sales charge of 4.25%.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total returns are calculated using the traded NAV on September 30, 2018. Total returns are calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived a portion of its fees. Returns greater than one year are annualized. The Advisor and the Fund have entered into an expense limitation agreement under which the Advisor has contractually agreed to reduce its fees and/or absorb expenses for Class A, Class C, Class I and Class L at least until January 31, 2019 to ensure that the net annual fund operating expenses (excluding of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) will not exceed 1.95%, 2.70%, 1.70%, and 2.20% of the Fund’s average daily net assets attributable to the Class A, Class C, Class I and Class L shares, respectively. However, for the period from October 1, 2017 through May 31, 2018, the Advisor limited Fund expenses to 2.14% for Class L shares, consistent with the expense limitation that was in effect until May 31, 2018. The Fund has agreed to repay the Advisor in the amount of any fees the Advisor previously waived and or Fund expenses reimbursed, pursuant to the expense limitation agreement, subject to the limitations therein that: (1) the reimbursement will be made if payable not more than three fiscal years from the fiscal year in which they were incurred; (2) the reimbursement may not be made if it would cause the Expense Limitation then in effect or in effect at time of waiver to be exceeded; and (3) the reimbursement is approved by the Fund’s Board of Trustees.

Annual Report | September 30, 2018	11

Total Income+ Real Estate Fund	Portfolio Review

September 30, 2018 (Unaudited)

The Fund’s total gross annual operating expenses, including the expenses of underlying funds and before any fee waiver, are 2.38%, 3.12%, 2.15% and 2.69% for Class A, Class C, Class I and Class L, respectively, per the January 31, 2018 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after the purchase. Class L shares are subject to a maximum sales charge imposed on purchases of 4.25%. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-844-819-8287.

Portfolio Composition as of September 30, 2018 (Unaudited)

Percent of Net Assets
Private Equity Real Estate Securities	94.78%
Public Equity Real Estate Securities	4.24%
Short-Term Investments	8.44%
Common Stock	0.38%
Total Investments	107.84%
Liabilities Less Other Assets	-7.84%
Total Net Assets	100.00%

See the Portfolio of Investments in this annual report for a more detailed account of the Fund’s holdings.

Total Income+ Real Estate Fund	Portfolio of Investments

September 30, 2018

Security	Shares	Value
PRIVATE EQUITY REAL ESTATE SECURITIES (94.78%)
Apartments (3.22%)
Sentinel Real Estate Fund	434	$37,977,873

Diversified (78.21%)
AEW Core Property Trust	22,139	22,433,696
Blackrock US Core Property	194	19,229,566
Blackstone Property Partners(a)	101,153	133,161,881
Carlyle Property Investors	39,999	50,556,581
Clarion Lion Properties Fund	91,814	136,550,152
Harrison Street Core Property Fund	28,124	38,244,918
Heitman America Real Estate Fund	26,324	32,662,070
Invesco Core Real Estate Fund	174	32,115,029
Invesco U.S. Income Fund LP	33,543	44,963,322
Morgan Stanley Prime Property Fund LLC	9,479	176,964,976
PGIM PRISA I	19,147	31,138,030
PGIM PRISA III	14,385	25,026,387
Principal Enhanced Property Fund LP	3,749,195	47,339,473
RREEF America REIT II, Inc.	281,886	34,848,525
Stockbridge Smart Markets Fund	26,836	41,345,520
Stockbridge Value Fund II	1	6,891,175
UBS Trumbull Property G&I Fund	1,975	48,005,368
		921,476,669
Industrial (13.35%)
Clarion Lion Industrial Trust	31,716	57,963,816
Prologis Targeted US Logistics(a)	31,201	48,114,439
RREEF Core Plus Industrial Fund LP	434,647	51,207,975
		157,286,230
TOTAL PRIVATE EQUITY REAL ESTATE SECURITIES (Cost $1,001,673,434)		1,116,740,772

PUBLIC EQUITY REAL ESTATE SECURITIES (4.24%)
Public Non-Traded Real Estate Investment Trusts (0.04%)
Diversified (0.04%)
Highlands REIT, Inc.(b)(c)	140,161	44,851
Inventrust Properties Corp.(c)	140,161	413,306
Total Public Non-Traded Real Estate Investment Trusts (Cost $487,069)		458,157

Publicly Traded Real Estate Investment Trusts (4.20%)
Apartments (0.30%)
Camden Property Trust	7,940	742,946
Independence Realty Trust, Inc.	77,878	820,055
NexPoint Residential Trust, Inc.	36,142	1,199,914
Preferred Apartment Communities, Inc.	40,610	713,924
		3,476,839
Communications (0.19%)
American Tower Corp.	5,380	781,714
Crown Castle International Corp.	7,221	803,914
SBA Communications Corp.(b)	3,869	621,477
		2,207,105
Data Centers (0.31%)
CoreSite Realty Corp.	10,699	1,189,087
CyrusOne, Inc.	16,053	1,017,760
Digital Realty Trust, Inc.	6,517	733,032

The accompanying notes are an integral part of these financial statements.
Annual Report | September 30, 2018	13

Total Income+ Real Estate Fund	Portfolio of Investments (Continued)

September 30, 2018

Security	Shares	Value
Data Centers (continued)
Equinix, Inc.	1,677	$725,957
		3,665,836
Diversified (0.28%)
Armada Hoffler Properties, Inc.	75,032	1,133,734
PS Business Parks, Inc.	6,846	870,058
STORE Capital Corp.	45,570	1,266,390
		3,270,182
Healthcare (0.17%)
Community Healthcare Trust, Inc.	37,567	1,163,826
Medical Properties Trust, Inc.	52,479	782,462
		1,946,288
Hotels (0.47%)
Ashford Hospitality Trust, Inc.	80,975	517,430
Chesapeake Lodging Trust	35,699	1,144,867
Host Hotels & Resorts, Inc.	28,271	596,518
MGM Growth Properties LLC	19,512	575,409
Park Hotels & Resorts, Inc.	25,255	828,869
Ryman Hospitality Properties, Inc.	14,311	1,233,180
Xenia Hotels & Resorts, Inc.	28,842	683,555
		5,579,828
Industrial (0.82%)
Duke Realty Corp.	32,844	931,784
EastGroup Properties, Inc.	13,135	1,255,969
First Industrial Realty Trust, Inc.	36,952	1,160,293
Liberty Property Trust	20,822	879,730
Monmouth Real Estate Investment Corp.	64,993	1,086,683
Prologis, Inc.	21,133	1,432,605
Rexford Industrial Realty, Inc.	44,011	1,406,591
Terreno Realty Corp.	36,564	1,378,463
		9,532,118
Manufactured Homes (0.28%)
Equity LifeStyle Properties, Inc.	13,958	1,346,249
Sun Communities, Inc.	13,785	1,399,729
UMH Properties, Inc.	37,750	590,410
		3,336,388
Office (0.20%)
Alexandria Real Estate Equities, Inc.	6,729	846,441
Cousins Properties, Inc.	76,970	684,263
Douglas Emmett, Inc.	20,696	780,653
		2,311,357
Self-Storage (0.54%)
CubeSmart	54,791	1,563,187
Extra Space Storage, Inc.	17,896	1,550,509
Life Storage, Inc.	10,317	981,766
National Storage Affiliates Trust	67,154	1,708,398
Public Storage	3,055	615,980
		6,419,840
Single Tenant (0.38%)
Agree Realty Corp.	27,010	1,434,771
Getty Realty Corp.	48,755	1,392,443
National Retail Properties, Inc.	17,692	792,955
Spirit Realty Capital, Inc.	110,049	886,995
		4,507,164

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund	Portfolio of Investments (Continued)

September 30, 2018

Security	Shares	Value
Timber (0.26%)
PotlatchDeltic Corp.	18,550	$759,623
Rayonier, Inc.	54,263	1,834,632
Weyerhaeuser Co.	16,330	526,969
		3,121,224
Total Publicly Traded Real Estate Investment Trusts (Cost $45,864,038)		49,374,169
TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $46,351,107)		49,832,326

COMMON STOCKS (0.38%)
Extended Stay America, Inc.	26,100	528,003
InterXion Holding NV(b)	28,843	1,941,134
Vail Resorts, Inc.	7,657	2,101,234
TOTAL COMMON STOCKS (Cost $3,532,478)		4,570,371

SHORT TERM INVESTMENTS (8.44%)
Fidelity Investments Money Market Funds - Government Portfolio, 1.92%(d) (Cost $99,400,201)	99,400,201	99,400,201

TOTAL INVESTMENTS (107.84%) (Cost $1,150,957,220)		$1,270,543,670
LIABILITIES IN EXCESS OF OTHER ASSETS (-7.84%)		(92,415,164)
NET ASSETS (100.00%)		$1,178,128,506

(a)	Holding is comprised of two entities with the same issuer.
(b)	Non-income producing security.
(c)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $458,157, representing 0.04% of net assets.
(d)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2018.

The accompanying notes are an integral part of these financial statements.
Annual Report | September 30, 2018	15

Total Income+ Real Estate Fund	Statement of Assets and Liabilities

September 30, 2018

ASSETS
Investments, at value (Cost $1,150,957,220)	$1,270,543,670
Cash	103,380
Receivable for shares sold	4,348,173
Dividends and interest receivable	8,724,572
Prepaid expenses and other assets	2,515
Total Assets	1,283,722,310
LIABILITIES
Line of credit payable	103,200,000
Line of credit interest payable	109,763
Investment advisory fees payable	1,046,163
Shareholder servicing fees payable	142,738
Administration fees payable	182,840
Transfer agency fees payable	359,611
Distribution fees payable	185,089
Chief compliance officer fees payable	71,544
Legal fees payable	60,436
Audit and tax fees payable	23,500
Custody fees payable	13,809
Insurance fees payable	40,720
Accrued expenses and other liabilities	157,591
Total Liabilities	105,593,804
NET ASSETS	$1,178,128,506
NET ASSETS CONSIST OF
Paid-in capital	$1,049,903,747
Total distributable earnings	128,224,759
NET ASSETS	$1,178,128,506
PRICING OF SHARES
Class A:
Net asset value and redemption price	$30.00
Net assets	$373,488,127
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	12,451,402
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$31.83
Class C:
Net asset value, offering and redemption price	$29.02
Net assets	$290,549,166
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	10,012,148
Class I:
Net asset value, offering and redemption price	$30.40
Net assets	$471,116,207
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	15,498,144
Class L:
Net asset value and redemption price	$29.89
Net assets	$42,975,006
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,437,606
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$31.22

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund	Statement of Operations

For the Year Ended September 30, 2018

INVESTMENT INCOME
Dividend income	$29,414,842
Total Investment Income	29,414,842
EXPENSES
Investment advisory fees	14,274,262
Administrative fees	510,586
Transfer Agency fees	706,508
Shareholder servicing fees:
Class A	812,519
Class C	634,432
Class L	56,990
Distribution fees:
Class C	1,897,820
Class L	56,990
Legal fees	215,697
Audit and tax fees	23,587
Reports to shareholders and printing fees	510,383
State registration fees	99,157
Custody fees	55,534
Chief compliance officer fees	71,925
Interest expense	4,317,634
Trustees' fees	63,590
Other expenses	100,753
Total Expenses	24,408,367
Less: Fees waived by Advisor	(595,531)
Net Expenses	23,812,836
Net Investment Income	5,602,006
Net realized gain on investments	5,696,091
Long-term capital gain distributions from Real Estate Investment Trusts	3,506,209
Net change in unrealized appreciation/(depreciation) on investments	55,598,433
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	64,800,733
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,402,739

The accompanying notes are an integral part of these financial statements.
Annual Report | September 30, 2018	17

Total Income+ Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
OPERATIONS:
Net investment income	$5,602,006	$4,043,982
Net realized gain on investments	5,696,091	6,468,556
Long-term capital gain distributions from Real Estate Investment Trusts	3,506,209	–
Net change in unrealized appreciation on investments	55,598,433	29,182,840
Net Increase in Net Assets Resulting from Operations	70,402,739	39,695,378
DISTRIBUTIONS TO SHAREHOLDERS:
Class A(a)
From distributable earnings	(5,861,317)	(2,914,853)
From return of capital	(11,773,428)	(10,720,235)
Class C(b)
From distributable earnings	(4,574,206)	(2,207,688)
From return of capital	(9,203,139)	(8,564,248)
Class I(c)
From distributable earnings	(6,111,881)	(1,957,569)
From return of capital	(13,722,059)	(8,688,781)
Class L(d)(e)
From distributable earnings	(383,276)	–
From return of capital	(1,065,452)	(72,992)
Total Distributions to Shareholders	(52,694,758)	(35,126,366)
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	107,848,280	101,111,759
Distributions reinvested	10,486,528	8,574,035
Shares redeemed	(43,203,702)	(46,704,527)
Class C
Shares sold	83,112,576	93,871,775
Distributions reinvested	8,589,679	6,390,271
Shares redeemed	(36,598,023)	(22,224,764)
Class I
Shares sold	240,300,735	155,794,816
Distributions reinvested	10,226,400	5,448,470
Shares redeemed	(44,327,518)	(16,916,150)
Class L(e)
Shares sold	36,874,389	5,047,918
Distributions reinvested	973,503	56,304
Shares redeemed	(257,850)	(40,041)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	374,024,997	290,409,866
Net increase in net assets	391,732,978	294,978,878
NET ASSETS:
Beginning of year	786,395,528	491,416,650
End of period	$1,178,128,506	$786,395,528 (f)

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Other Information
Share Transactions:
Class A
Beginning shares	9,933,224	7,783,628
Shares sold	3,618,649	3,457,837
Distributions reinvested	353,410	294,975
Shares redeemed	(1,453,881)	(1,603,216)
Net increase in shares outstanding	2,518,178	2,149,596
Ending shares	12,451,402	9,933,224
Class C
Beginning shares	8,109,758	5,378,227
Shares sold	2,873,837	3,284,437
Distributions reinvested	298,457	224,917
Shares redeemed	(1,269,904)	(777,823)
Net increase in shares outstanding	1,902,390	2,731,531
Ending shares	10,012,148	8,109,758
Class I
Beginning shares	8,666,409	3,773,245
Shares sold	7,965,947	5,280,801
Distributions reinvested	340,162	185,479
Shares redeemed	(1,474,374)	(573,116)
Net increase in shares outstanding	6,831,735	4,893,164
Ending shares	15,498,144	8,666,409
Class L(e)
Beginning shares	172,439	–
Shares sold	1,240,939	171,870
Distributions reinvested	32,837	1,930
Shares redeemed	(8,609)	(1,361)
Net increase in shares outstanding	1,265,167	172,439
Ending shares	1,437,606	172,439

(a)	For the prior year ended September 30, 2017, Total Distributions (other than return of capital) consisted of Net Investment Income of $0, and Net Realized Gains of $2,914,853.
(b)	For the prior year ended September 30, 2017, Total Distributions (other than return of capital) consisted of Net Investment Income of $0, and Net Realized Gains of $2,207,688.
(c)	For the prior year ended September 30, 2017, Total Distributions (other than return of capital) consisted of Net Investment Income of $0, and Net Realized Gains of $1,957,569.
(d)	For the prior year ended September 30, 2017, Total Distributions (other than return of capital) consisted of Net Investment Income of $0, and Net Realized Gains of $0.
(e)	Class L commenced operations June 1, 2017.
(f)	For the prior year ended September 30, 2017, Net Assets included accumulated net investment income of $9,683,797.

The accompanying notes are an integral part of these financial statements.
Annual Report | September 30, 2018	19

Total Income+ Real Estate Fund	Statement of Cash Flows

For the Year Ended September 30, 2018
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$70,402,739
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(431,169,183)
Proceeds from sales	163,096,961
Net Short Term Investments	(84,056,732)
Net realized gain on investments	(9,202,300)
Net change in unrealized appreciation on investments	(55,598,433)
(Increase)/Decrease in Assets:
Dividends and interest receivable	(3,795,056)
Prepaid expenses and other assets	36,070
Increase/(Decrease) in Liabilities:
Shareholder servicing fees payable	162,217
Investment advisory fees payable	270,555
Administrative fees payable	138,037
Transfer agency fees payable	182,903
Distribution fees payable	34,333
Chief compliance officer fees payable	71,925
Legal fees payable	52,184
Audit and tax fees payable	87
Custody fees payable	(858)
Insurance fees payable	8,250
Interest due on loan payable	11,233
Accrued expenses and other liabilities	96,764
Net cash Used in Operating Activities	(349,258,304)
Cash Flows from Financing Activities:
Increase in Line of Credit Borrowings	30,200,000
Proceeds from shares sold	465,771,416
Payment on shares redeemed	(124,387,078)
Cash distributions Paid to Shareholders	(22,418,648)
Net Cash Provided by Financing Activities	349,165,690
Net Decrease in Cash	(92,614)
Cash at Beginning of Year	$195,994
Cash at End of Year	$103,380
Non-cash financing Activities not included herein consist of reinvestment of distributions of:	$30,276,110
Cash paid for interest on lines of credit during the period was:	$4,328,867

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund - Class A	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Net asset value, beginning of year	$29.37	$29.13	$28.68	$27.98	$27.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.23	0.23	0.39	0.26
Net realized and unrealized gain	2.00	1.56	1.75	1.81	1.70
Total from investment operations	2.21	1.79	1.98	2.20	1.96
DISTRIBUTIONS:
From net investment income	–	–	–	(0.09)	(0.01)
From net realized gain on investments	(0.54)	(0.37)	(0.16)	(0.29)	(0.11)
Return of capital	(1.04)	(1.18)	(1.37)	(1.12)	(1.35)
Total distributions	(1.58)	(1.55)	(1.53)	(1.50)	(1.47)
Redemption fees added to paid-in capital (Note 7)	–	–	–	–	0.02
Net asset value, end of year	$30.00	$29.37	$29.13	$28.68	$27.98
TOTAL RETURN(b)(c)	7.69%	6.29%	7.08%	8.06%	7.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$373,488	$291,772	$226,712	$129,287	$89,319
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	2.43%	2.37%	2.19%	2.25%	2.54%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.37%	2.21%	1.82%	1.79%	1.76%
Ratio of net investment income to average net assets(e)(f)	0.71%	0.80%	0.79%	1.36%	0.94%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	1.99%	2.04%	2.19%	2.24%	2.52%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.93%	1.89%	1.82%	1.78%	1.74%
Portfolio turnover rate	13%	16%	18%	35%	12%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Represents the ratio of expenses to average net asset absent fee waivers and/or expense reimbursement by the Advisor.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not directly reflect the expenses of the underlying institutional private equity real estate investments in which the Fund invests. The Fund invests in each underlying institutional private equity real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.
(f)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.
Annual Report | September 30, 2018	21

Total Income+ Real Estate Fund - Class C	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014 (a)
Net asset value, beginning of period	$28.63	$28.61	$28.38	$27.89	$27.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.01)	0.01	(0.01)	0.16	(0.19)
Net realized and unrealized gain	1.93	1.52	1.75	1.82	1.07
Total from investment operations	1.92	1.53	1.74	1.98	0.88
DISTRIBUTIONS:
From net investment income	–	–	–	(0.09)	–
From net realized gain on investments	(0.52)	(0.37)	(0.16)	(0.29)	–
Return of capital	(1.01)	(1.14)	(1.35)	(1.11)	(0.74)
Total distributions	(1.53)	(1.51)	(1.51)	(1.49)	(0.74)
Net asset value, end of period	$29.02	$28.63	$28.61	$28.38	$27.89
TOTAL RETURN(c)(d)	6.86%	5.50%	6.28%	7.28%	3.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$290,549	$232,200	$153,859	$37,920	$6,505
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	3.18%	3.13%	2.95%	3.04%	3.36	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	3.12%	2.97%	2.56%	2.55%	2.61	%(g)
Ratio of net investment income/(loss) to average net assets(f)(h)	(0.04)%	0.05%	(0.04)%	0.55%	(1.36	)%(g)
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	2.74%	2.79%	2.95%	3.02%	3.34	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.68%	2.63%	2.56%	2.54%	2.59	%(g)
Portfolio turnover rate	13%	16%	18%	35%	12%

(a)	Class C commenced operations on April 1, 2014.
(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Represents the ratio of expenses to average net asset absent fee waivers and/or expense reimbursement by the Advisor.
(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private equity real estate investments in which the Fund invests. The Fund invests in each underlying institutional private equity real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.
(g)	Annualized.
(h)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund - Class I	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Net asset value, beginning of period	$29.70	$29.38	$28.85	$28.03	$27.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.29	0.31	0.28	0.45	(0.04)
Net realized and unrealized gain	2.01	1.57	1.79	1.88	1.06
Total from investment operations	2.30	1.88	2.07	2.33	1.02
DISTRIBUTIONS:
From net investment income	–	–	–	(0.10)	–
From net realized gain on investments	(0.54)	(0.37)	(0.16)	(0.29)	–
Return of capital	(1.06)	(1.19)	(1.38)	(1.12)	(0.74)
Total distributions	(1.60)	(1.56)	(1.54)	(1.51)	(0.74)
Net asset value, end of period	$30.40	$29.70	$29.38	$28.85	$28.03
TOTAL RETURN(c)(d)	7.91%	6.58%	7.36%	8.51%	3.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$471,116	$257,366	$110,845	$25,274	$3,495
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	2.22%	2.15%	1.96%	2.03%	2.40	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.15%	1.99%	1.56%	1.54%	1.61	%(g)
Ratio of net investment income/(loss) to average net assets(f)(h)	0.95%	1.06%	0.96%	1.59%	(0.24	)%(g)
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	1.75%	1.80%	1.96%	2.02%	2.38	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.68%	1.64%	1.56%	1.53%	1.59	%(g)
Portfolio turnover rate	13%	16%	18%	35%	12%

(a)	Class I commenced operations April 1, 2014.
(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Represents the ratio of expenses to average net asset absent fee waivers and/or expense reimbursement by the Advisor.
(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private equity real estate investments in which the Fund invests. The Fund invests in each underlying institutional private equity real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.
(g)	Annualized.
(h)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.
Annual Report | September 30, 2018	23

Total Income+ Real Estate Fund - Class L	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year Ended September 30, 2018	For the Period Ended September 30, 2017(a)
Net asset value, beginning of period	$29.34	$29.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.13	(0.06)
Net realized and unrealized gain	1.99	0.76
Total from investment operations	2.12	0.70
DISTRIBUTIONS:
From net realized gain on investments	(0.53)	–
Return of capital	(1.04)	(0.78)
Total distributions	(1.57)	(0.78)
Net asset value, end of period	$29.89	$29.34
TOTAL RETURN(c)(d)	7.40%	2.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$42,975	$5,059
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	2.84%	2.83	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.74%	2.63	%(g)
Ratio of net investment income/(loss) to average net assets(e)(h)	0.44%	(0.64	)%(g)
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)(f)	2.27%	2.35	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.17%	2.14	%(g)
Portfolio turnover rate	13%	16%

(a)	Class L commenced operations June 1, 2017.
(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private equity real estate investments in which the Fund invests. The Fund invests in each underlying institutional private equity real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.
(f)	Represents the ratio of expenses to average net asset absent fee waivers and/or expense reimbursement by the Advisor.
(g)	Annualized.
(h)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.
24

Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2018

1. ORGANIZATION

Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation, with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets plus the amount of any borrowings for investment purposes, in “real estate industry securities,” primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I and Class L shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update, (“ASU”), 2013-08.

A. Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end investment companies and exchange traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor (defined below), those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s net asset value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Annual Report | September 30, 2018	25

Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2018

Valuation of Private Equity Real Estate Securities – The Fund invests a significant portion of its assets in Private Equity Real Estate Securities (“Private ERES”). The Private ERES measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private ERES at their respective NAVs at each quarter. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private ERES by adjusting the most recent NAV for each REIT by the change in a proprietary benchmark that the Valuation Committee has deemed to be representative of the entire Private ERES market. As of September 30, 2018, all of the Fund’s investments in Private ERES were valued at the respective NAVs of the Private ERES.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the year ended September 30, 2018, maximized the use of observable inputs and minimized the use of unobservable inputs.

26

Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2018 for the Fund’s assets and liabilities measured at fair value:

Total Income+ Real Estate Fund

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Equity Real Estate Securities (Measured at net asset value)(a)	$–	$–	$–	$1,116,740,772
Public Non-Traded Real Estate Investment Trusts	–	–	458,157	458,157
Publicly Traded Real Estate Investment Trusts	49,374,169	–	–	49,374,169
Common Stock	4,570,371	–	–	4,570,371
Short Term Investments	99,400,201	–	–	99,400,201
TOTAL	$153,344,741	$–	$458,157	$1,270,543,670

(a)	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Public Non-Traded Real Estate Investment Trusts
Beginning Balance	$498,972
Total realized gain (loss)	–
Appreciation (Depreciation)	(40,815)
Cost of Purchases	–
Proceeds from Sales/Liquidating Distribution	–
Return of Capital	–
Accrued Interest	–
Net transfers in/out of level 3	–
Ending Balance	$458,157

Significant unobservable valuation inputs for material Level 3 investments as of September 30, 2018, are as follows:

	Fair Value at 9/30/2018	Valuation Technique	Unobservable Input	Range	(Weighted Average)
Public Non-Traded Real Estate Investment Trusts	$458,157	Transaction Data	Discount for Lack of Liquidity(a)	8.00%	8.00%

(a)	Represents amounts used when the reporting entity has determined that market participants would take into account these premiums and discounts when pricing the investments.

B. Other Investment Vehicles – The Fund may invest in other investment vehicles such as exchange traded funds (“ETFs”), index funds, closed-end funds and mutual funds. Such funds are bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile. Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.

C. Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

D. Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

Annual Report | September 30, 2018	27

Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2018

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2015-2017) or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2018, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

E. Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

For the year ended September 30, 2018, the Fund declared distributions to shareholders in the amount of $52,694,758, which resulted in $22,418,648 elected to be paid in cash and $30,276,110 that was reinvested through the Fund’s dividend reinvestment policy. During this same year, the Fund had total investment income of $29,414,842, net realized gains on investments totaling $9,202,300, net change in unrealized appreciation on investments of $55,598,433 and paid net expenses of $23,812,836.

The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund’s total return is expected to be comprised of income plus realized gains and unrealized gains, less Fund-level expenses. Therefore, a portion of the Fund’s total return has been comprised of unrealized gains.

The Fund’s distributions for any period may be higher or lower than the Fund’s net return and therefore should not be used as a measure of performance or confused with yield or income generated by the Fund’s underlying investments. Further, the actual distribution amounts and sources of those amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Distributions in excess of the Fund’s total return will cause the Fund’s NAV to decline. During the year ended September 30, 2018, the Fund’s Class A Shares had a starting NAV of $29.37, paid distributions of $1.58 and had an ending NAV of $30.00. During the year ended September 30, 2018, the Fund’s Class C Shares had a starting NAV of $28.63, paid distributions of $1.53 and had an ending NAV of $29.02. During the year ended September 30, 2018, the Fund’s Class I Shares had a starting NAV of $29.70, paid distributions of $1.60 and had an ending NAV of $30.40. During the year ended September 30, 2018, the Fund’s Class L Shares had a starting NAV of $29.34, paid distributions of $1.57 and had an ending NAV of $29.89.

The Fund’s distribution policy is expected to result in distributions that equal a fixed percentage of the Fund’s current net asset value per share. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Investors should not draw any conclusions about the Fund’s investment performance from the amount of its distribution.

The Fund’s historical NAV details are available on the Fund’s website at www.bluerockfunds.com/performance.

F. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

A. Advisory Fees – Pursuant to an investment advisory agreement with the Fund, (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Advisor. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the fiscal year ended September 30, 2018, the Advisor earned advisory fees of $14,274,262.

Pursuant to an expense limitation agreement, the Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund operating expenses (exclusive of any taxes, interest, acquired fund fees and expenses, brokerage and extraordinary expenses, but inclusive of organizational costs and offering costs) at least until January 31, 2019 so that the total annual operating expenses of the Fund do not exceed 1.95%, 2.70%, 1.70% and 2.20%, of the Fund’s average daily net assets for Class A, Class C, Class I and Class L shares, respectively.

28

Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2018

The Fund share classes had the following expense limitations in place pursuant to Board approval during the year ended September 30, 2018:

Class A
Effective Date	Expense Limitation
2/1/2017	1.89%
2/1/2018	1.95%

Class C
Effective Date	Expense Limitation
2/1/2017	2.64%
2/1/2018	2.70%

Class I
Effective Date	Expense Limitation
2/1/2017	1.64%
2/1/2018	1.70%

Class L
Effective Date	Expense Limitation
6/1/2017	2.14%
6/1/2018	2.20%

Fee waivers and expense payments may be recouped by the Advisor from the Fund, upon approval by the Fund’s Board, to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at the time of the waiver/reimbursement, and/or, within three fiscal years of when the amounts were waived or reimbursed. During the year ended September 30, 2018, the Advisor waived fees and/or reimbursed expenses of $595,531. Including amounts waived during the year ended September 30, 2018, cumulative fees and/or expenses subject to recapture pursuant to the aforementioned conditions amounted to $2,596,065 and will expire during the fiscal years indicated below:

2019	2020	2021
$997,305	$1,003,229	$595,531

Sub-advisory services were provided to the Fund pursuant to agreements between the Advisor and each of Mercer Investment Management, Inc. (“Mercer”) and RREEF America, LLC (“RREEF” and together with Mercer, the “Sub-Advisors”). Under each of the terms of the sub-advisory agreements, the Advisor compensates the Sub-Advisors based on the Fund’s assets allocated to the respective Sub-Advisor. Under the terms of the Sub-Advisory Agreement with Mercer, the Sub-Advisor receives fees from the Advisor (not the Fund) as follows: 0.0250% of the Fund’s assets invested in publicly traded real estate securities, and 0.15% for up to $250 million in total Fund assets, 0.13% for $250 million to $500 million in total Fund assets, 0.12% for $500 million to $750 million in total Fund assets, 0.10% for $750 million to $1 billion in total Fund assets, 0.08% for $1 billion to $1.3 billion in total Fund assets, 0.07% for $1.3 billion to $1.5 billion in total Fund assets, 0.06% for $1.5 billion to $2 billion in total Fund assets, and 0.05% for $2 billion or more in total Fund assets invested in private real estate assets.

Under the terms of the Sub-Advisory Agreement with RREEF, the Sub-Advisor receives fees from the Advisor (not the Fund) as follows: 0.60% for up to $50 million in assets allocated to RREEF, 0.55% for $50 million to $100 million in assets allocated to RREEF, 0.50% for greater than $100 million in assets allocated to RREEF.

B. Distributor – The distributor of the Fund is ALPS Distributors, Inc., (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan and a Distribution Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect to clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund pays up to 0.25% per year of the average daily net assets of each of Class A, Class C and Class L shares for such services. For the year ended September 30, 2018, the Fund incurred shareholder servicing fees of $812,519, $634,432 and $56,990 for Class A, Class C and Class L shares, respectively. Under the Distribution Plan, the Fund pays 0.75% and 0.25% per year of its average daily net assets for such services for Class C shares and Class L shares, respectively. For the year ended September 30, 2018, the Fund incurred distribution fees of $1,897,820 and $56,990 for Class C shares and Class L, respectively. Effective January 1, 2018, ALPS Distributors, Inc., became the Funds’ Distributor. For the period October 1, 2017 to December 31, 2017, Northern Lights Distributors, LLC, an affiliate of Gemini Fund Services, LLC, (“GFS”) served as the Fund’s Distributor.

Annual Report | September 30, 2018	29

Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2018

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended September 30, 2018, the Distributor received $3,134,615 in underwriting commissions for sales of Class A shares, of which $440,099 was retained by the principal underwriter or other affiliated broker-dealers. For the period ended September 30, 2018, the Distributor received $1,752,454 in underwriting commissions for sales of Class L shares, of which $320,867 was retained by the principal underwriter or other affiliated broker-dealers.

C. ALPS Fund Services (“ALPS”) – ALPS provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with ALPS, the Fund pays ALPS customary fees for providing administration and fund accounting services to the Fund. Effective June 4, 2018, ALPS became the Funds’ Administrator. For the period October 1, 2017 to June 3, 2018, Gemini Fund Services, LLC, (“GFS”) served as the Fund’s Administrator.

D. Transfer Agent – DST Systems, Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”).

E. Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Advisor an annual fee of $25,000, as well as reimbursement for any reasonable expenses incurred attending meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2018, amounted to $431,340,907 and $136,605,574 respectively.

5. REPURCHASE OFFERS / SHARES OF BENEFICIAL INTEREST

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% and no more than 25% of the shares outstanding on the Repurchase Request Deadline. The Board shall determine the quarterly repurchase offer amount. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.

During the year ended September 30, 2018, the Fund completed four quarterly repurchase offers. The Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of the repurchase offers were as follows:

	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	September 28, 2017	December 29, 2017	April 2, 2018	June 29, 2018
Repurchase Request Deadline	November 9, 2017	February 9, 2018	May 11, 2018	August 10, 2018
Repurchase Pricing Date	November 9, 2017	February 9, 2018	May 11, 2018	August 10, 2018

Net Asset Value as of Repurchase Offer Date:
Class A	$29.48	$29.53	$29.84	$30.04
Class C	$28.72	$28.71	$28.95	$29.10
Class I	$29.82	$29.89	$30.22	$30.44
Class L	$29.44	$29.48	$29.77	$29.95
Amount Repurchased:
Class A	$9,336,379	$13,270,444	$9,604,666	$10,992,213
Class C	$10,244,187	$13,665,569	$6,756,320	$5,931,947
Class I	$11,238,514	$12,281,272	$12,749,883	$8,057,850
Class L	N/A	N/A	$521	$257,329

The amounts listed above do not match the amounts listed in the Statement of Changes in Nets Assets due to transfer redemptions between Fund’s share classes. In each period shown, the Fund met all repurchase requests made.

30

Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2018

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2018	$–	$16,930,680	$35,764,078
2017	–	7,080,110	28,046,256

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $16,930,680 as long-term capital gain distribution for the year ended September 30, 2018.

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Total Income+ Real Estate Fund	$148,487,556	$(5,955,434)	$142,532,122	$1,128,011,548

	Other cumulative effect of timing differences	Net unrealized appreciation on investments	Total
Total Income+ Real Estate Fund	$(14,307,363)	$142,532,122	$128,224,759

The Fund elects to defer the year ending September 30, 2019, late year ordinary losses in the amount of $14,307,363.

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and tax adjustments for partnerships.

Permanent book and tax differences, primarily attributable to net operating losses and tax adjustments for partnerships, resulted in reclassification for the fiscal year ended September 30, 2018 as follows:

	Paid-in Capital	Total Distributable Earnings
Total Income+ Real Estate Fund	$(1,116,775)	$1,116,775

Included in the amounts offset to paid in capital were net operating losses of $3,057,531.

7. REDEMPTION FEES

Class C shareholders and certain Class A shareholders who tender for repurchase shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price with respect to such shares. The redemption fee does not apply to shares that were acquired through reinvestment of distributions or in connection with the death or disability of the shareholder. The redemption fee is paid directly to the Fund. For the year ended September 30, 2018, the Fund did not receive any such fees.

8. COMMITMENTS AND CONTINGENCIES

As of September 30, 2018, the Fund had unfunded capital commitments for the Private Equity Real Estate Securities listed below:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
AEW Core Property Trust	$22,433,696	$–	Quarterly	45
Blackrock US Core Property	19,229,566	–	Quarterly	60
Blackstone Property Partners	133,161,881	–	Quarterly	90
Carlyle Property Investors	50,556,581	–	Quarterly	90
CBRE U.S. Core Partners	–	58,000,000	Quarterly	60
Clarion Lion Industrial Trust	57,963,816	8,000,000	Quarterly	90

Annual Report | September 30, 2018	31

Total Income+ Real Estate Fund	Notes to Financial Statements
September 30, 2018

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
Clarion Lion Properties Fund	136,550,152	–	Quarterly	90
Harrison Street Core Property Fund	38,244,918	20,000,000	Quarterly	45
Heitman America Real Estate Fund	32,662,070	–	Quarterly	90
Invesco Core Real Estate Fund	32,115,029	–	Quarterly	45
Invesco U.S. Income Fund LP	44,963,322	15,000,000	Quarterly	45
Morgan Stanley Prime Property Fund LLC	176,964,976	15,000,000	Quarterly	90
PGIM PRISA I	31,138,030	–	Quarterly	90
PGIM PRISA III	25,026,387	44,803,082	Quarterly	90
Principal Enhanced Property Fund LP	47,339,473	6,000,000	Quarterly	90
Prologis Targeted US Logistics	48,114,439	6,000,000	Quarterly	90
RREEF America REIT II, Inc.	34,848,525	–	Quarterly	45
RREEF Core Plus Industrial Fund LP	51,207,975	–	Quarterly	90
Sentinel Real Estate Fund	37,977,873	–	Daily	*
Stockbridge Smart Markets Fund	41,345,520	–	Quarterly	45
Stockbridge Value Fund II	6,891,175	1,441,498	None	None
UBS Trumbull Property G&I Fund	48,005,368	–	Quarterly	60

* Written notice required for redemption, no minimum timeline required.

9. LINE OF CREDIT

Credit Facility – On November 23, 2016, the Fund entered into a secured, revolving line of credit agreement (“Credit Agreement”) with Credit Suisse for investment purposes, subject to the limitations of the 1940 Act for borrowings. Borrowings under the Credit Agreement bear interest at the rate of 3 month LIBOR plus 236 basis points at the time of borrowing. During the year ended September 30, 2018, the average amount of borrowing outstanding, approximate weighted average interest rate and total interest expense for the year ended September 30, 2018 were $93,160,548, 4.63% and $4,317,634, respectively. As of September 30, 2018, the Fund had $103,200,000 of outstanding borrowings under the Credit Agreement.

10. SUBSEQUENT EVENTS

The Fund completed a quarterly repurchase offer on November 6, 2018 which resulted in 2.75% of the Fund’s shares being repurchased for $33,878,858.

On November 5, 2018, the Advisor entered into a First Amended and Restated Sub-Advisory Agreement with RREEF to adjust the fees payable to RREEF (such sub-advisory fees are paid by the Advisor, not the Fund). For the portion of the Fund invested in liquid real assets, sub-advisory fees are calculated at an annual rate of 0.60% for up to $50 million in assets allocated to RREEF, 0.55% for $50 million to $100 million in assets allocated to RREEF, and 0.50% for greater than $100 million in assets allocated to RREEF. For the portion of the Fund which is invested in non-publicly traded real estate related debt securities, sub-advisory fees are calculated at an annual rate of 0.75% for up to $350 million in assets allocated to RREEF, 0.60% in excess of $350 million through $700 million in assets allocated to RREEF, and 0.55% for assets in excess of $700 million allocated to RREEF.

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Except as stated above, management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. RECENT ACCOUNTING PRONOUNCEMENTS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to US GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of September 30, 2018, had no effect on the Fund’s net assets or results of operations.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management is currently evaluating the impact of the ASU to the Fund’s financial statements.

32

Report of Independent Registered
Total Income+ Real Estate Fund	Public Accounting Firm

To the Board of Trustees and the Shareholders of Total Income+ Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Total Income+ Real Estate Fund (the “Fund”), including the portfolio of investments, as of September 30, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, brokers, and other appropriate parties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Total Income+ Real Estate Fund since 2012.

Philadelphia, Pennsylvania

November 28, 2018

Annual Report | September 30, 2018	33

Total Income+ Real Estate Fund	Supplemental Information
September 30, 2018 (Unaudited)

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Bobby Majumder, 1968	Trustee Since 2012	Partner, Perkins Coie LLP (2013 – Present); Partner, K&L Gates LLP (2005 – 2013)	2	Bluerock Residential Growth REIT, Inc. (2009 – Present); Bluerock Institutional Mortgage Income Fund (2015 – Present).
Clayton Hosterman, 1966	Trustee Since 2014	Director of Business Development for Sage Software, Inc. (2015 – present); Principal and Director of Business Development for Banking, Accounting and Reseller Partners, Treasurer’s Choice Processing (2013 – 2015); Senior Vice President, Merchant E-Solutions, Inc. (2012 – 2013); Group Manager, JPMorgan Chase - Paymentech (2006 – 2012).	2	Bluerock Institutional Mortgage Income Fund (2015 – Present).
Romano Tio, 1960	Trustee Since 2012	Co-Founder and Managing Director, RM Capital Management LLC (2009 – Present)	2	Bluerock Residential Growth REIT, Inc. (2009 – Present); Bluerock Institutional Mortgage Income Fund (2015 – Present).

INTERESTED TRUSTEES AND OFFICERS

Name, Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Ramin Kamfar, 1963	Trustee Since 2012	Chairman, Bluerock Real Estate, LLC (2002 – Present); Chairman, Bluerock Fund Advisor, LLC (2012 – Present), Bluerock Asset Management, LLC (2018 – present) and Bluerock Mortgage Fund Advisor, LLC (2018 – Present).	2	Bluerock Residential Growth REIT (2008 – Present); Bluerock Institutional Mortgage Income Fund (2015 – Present).
James Babb, 1964	Trustee Since 2012	Senior Managing Director, Bluerock Real Estate, LLC (2007 – Present); Chief Investment Officer, Bluerock Fund Advisor, LLC (2012 – Present); Investment Committee Member, Bluerock Mortgage Fund Advisor, LLC (2018 – Present).	2	Bluerock Residential Growth REIT (2009 – 2014); Bluerock Institutional Mortgage Income Fund (2015 – Present).
Jordan Ruddy, 1963	President Since 2013	Chief Operating Officer, Bluerock Real Estate, LLC (2002 – Present); President, Bluerock Fund Advisor, LLC (2013 – Present); Director, Bluerock Asset Management, LLC (2018-present); President, Bluerock Mortgage Fund Advisor, LLC (2018 – Present).	n/a	n/a
Simon Adamiyatt, 1962	Treasurer/ Chief Financial Officer Since 2018	Executive Director, Bluerock Real Estate, LLC (2018 – Present); Executive Director and chief Financial Officer of Earthport, Plc (financial technology company) (May 2015 – January 2018); Partner and Head of FIG at Sagent Advisors (2010-2015)	n/a	n/a

24

Total Income+ Real Estate Fund	Supplemental Information
September 30, 2018 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS (CONTINUED)

Name, Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Jason Emala, 1978	Secretary Since 2018	General Counsel and Chief Legal Officer of the Advisor and various Bluerock entities (2018 – Present); VP and Asst. General Counsel, Cantor Fitzgerald (2016-2018); Asst. General Counsel, RCS Capital (2014-2016); and Associate, White & Case LLP (2007-2014)	n/a	n/a
Patrick Chism, 1966	Chief Compliance Officer Since 2017	Director, Vigilant Compliance, LLC (2016-Present), Compliance Officer, Franklin Square Investments (2015- 2016), Complex Supervisory Officer, UBS Financial Services (2011-2015)	n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request, free of charge, by calling toll-free 1-844-819-8287.
**	The Fund Complex includes the Trust and Bluerock Institutional Mortgage Income Fund. The Bluerock Institutional Mortgage Income Fund has not yet launched.

Annual Report | September 30, 2018	35

Total Income+ Real Estate Fund	Privacy Policy
September 30, 2018 (Unaudited)

FACTS	WHAT DOES THE TOTAL INCOME+ REAL ESTATE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions

When you are no longer our customer, we may continue to share your personal information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Total Income+ Real Estate Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions? Call 1-844-819-8287

36

Total Income+ Real Estate Fund	Privacy Policy
September 30, 2018 (Unaudited)

Who We Are
Who is providing this notice?	Total Income+ Real Estate Fund
What We Do
How does Total Income+ Real Estate Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Total Income+ Real Estate Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make deposits or withdrawals from your account

•   Make a wire transfer

•   Tell us where to send the money

•   Tells us who receives the money

•   Show your government-issued ID

•   Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates' everyday business purposes – information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Total Income+ Real Estate Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Total Income+ Real Estate Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Total Income+ Real Estate Fund doesn’t jointly market.

Annual Report | September 30, 2018	37

Investment Adviser

Bluerock Fund Advisor, LLC

712 Fifth Avenue, 9th Floor

New York, NY 10019

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-819-8287 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-819-8287.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by the report, certain items under “Prohibited Actions and Activities” were removed or revised.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable to this report.

(f)	The Registrant's code of ethics referred to in Item 2(a) above is attached as an Exhibit 13.A.1 hereto.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that Romano Tio is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Tio is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

September 30, 2018 - $20,500

September 30, 2017 - $20,500

Audit fees represent the aggregate fees billed for the fiscal years ended September 30, 2018 and September 30, 2017 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

September 30, 2018 - $0

September 30, 2017 - $0

The registrant was not billed for any fees for the fiscal years ended September 30, 2018 and September 30, 2017 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c)	Tax Fees

September 30, 2018 - $3,000

September 30, 2017 - $3,000

“Tax fees” shown above were for the preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

September 30, 2018 - $0

September 30, 2017 - $0

The registrant was not billed any fees for products and services not otherwise included in items (a) - (c) shown above for the fiscal years ended September 30, 2018 and September 30, 2017.

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	2018	2017
Audit Related	0%	0%
Tax Fees	0%	0%
Other Fees	N/A	N/A

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

September 30, 2018 - $0

September 30, 2017 - $0

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.

Not applicable

Item 6. Schedule of Investments.

Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

See attached Exhibit A for the Adviser’s proxy voting policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers

Advisor Portfolio Managers

The following are the Advisor’s portfolio managers as of the date of the filing of this report

Jordan B. Ruddy -- Mr. Ruddy has served as a member of the Investment Committee and as President of the Advisor since the inception of the Advisor in 2012. He is also Director of Bluerock Asset Management, LLC since its inception in 2018. Mr. Ruddy has served in several senior officer capacities of Bluerock Residential Growth REIT, a NYSE publicly traded REIT since its founding in 2009, and is currently its President. Mr. Ruddy brings approximately 30 years of institutional real estate investment experience working with some of leading public and private firms in the industry. Prior to Bluerock Real Estate, LLC, Mr. Ruddy served as a real estate investment banker at Banc of America Securities LLC, and at Smith Barney Inc. and at JP Morgan Chase (previously the Chase Manhattan Bank), and as Vice President of Amerimar Enterprises, a real estate company specializing in value-added investments nationwide. Mr. Ruddy received an M.B.A. degree in Finance and Real Estate in 1995 from The Wharton School of the University of Pennsylvania, and a B.S. degree with high honors in Economics in 1986 from the London School of Economics.

Adam Lotterman -- Mr. Lotterman is a co-founder of the Advisor and has been a key member of the Fund’s investment decision-making team since its inception in 2012. Mr. Lotterman serves as the Fund’s Portfolio Manager and Lead Economist of the Advisor, positions he has held since 2013, having previously held the roles of Associate Portfolio Manager and Associate Economist from inception in 2012 until 2013. Mr. Lotterman was an Adjunct Professor at Nova Southeastern University from 2010 to 2012, where he taught Real Estate Market Analysis in the Masters of Real Estate Development program. From 2011 to 2012, Mr. Lotterman was Vice President, New Business Development of Forman Capital, a private commercial real estate lender. Prior to that, Mr. Lotterman worked as Senior Valuation Analyst at Bayview Asset Management (former hedge fund affiliate of The Blackstone Group) from 2010 to 2011, where he led a team responsible for the valuation and acquisition of loan portfolios ranging in size from $100 million to $40 billion. From 2005 to 2010, Mr. Lotterman was the Senior Analyst for Goodkin Consulting (former real estate consulting arm of PricewaterhouseCoopers) for the majority of his tenure, where he developed extensive experience in real estate consulting, research and analysis on a national level. Mr. Lotterman received an M.S. in International Real Estate in 2006 from Florida International University, where he graduated first in class, and a B.S. Degree in microbiology with a minor in chemistry in 1997 from the University of Florida.

(a)(2)

Advisor Portfolio Managers

As of September 30, 2018, the Portfolio Managers listed above are also responsible for the day-to-day management of the following types of accounts in addition to the Fund:

Jordan Ruddy

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Adam Lotterman

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Because the Portfolio Managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of September 30, 2018, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Managers	Dollar Range of Shares Owned
Jordan Ruddy	$50,000 to $100,000
Adam Lotterman	Over $100,000

Mr. Ruddy does not receive compensation from the Advisor, but is compensated for his duties with an affiliate of the Advisor. Mr. Lotterman receives from the Advisor a salary and discretionary bonus and a share of the profits, if any, through his ownership share in the Advisor.

Item 9. Purchases of Equity Securities by Closed-End Funds.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Ex99.Code of Ethics.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	None.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Total Income+ Real Estate Fund

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President

Date:	December 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President

Date:	December 6, 2018

By:	/s/ Simon Adamiyatt
Simon Adamiyatt
Treasurer

Date:	December 6, 2018

APPENDIX A

BLUEROCK FUND ADVISOR, LLC

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy

Background: Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy: The Advisor will vote proxies on behalf of its individual clients. In order to fulfill its responsibilities under the Advisors Act, the Advisor has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).

Voting Proxies

1.	All proxies sent to clients that are actually received by the Advisor (to vote on behalf of the client) will be provided to the Operations Unit.

2.	The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a)	A written record of each proxy received by the Advisor (on behalf of its clients) will be kept in the Advisor’s files;

(b)	The Operations Unit will determine which of the Advisor holds the security to which the proxy relates;

(c)	Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(d)	If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below. The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner

Conflicts of Interest

1.	As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between Advisor and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Advisor (or any affiliate of the Advisor) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Advisor.

2	If a conflict is identified and deemed “material” by the Operations Unit, the Advisor will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3	With respect to material conflicts, the Advisor will determine whether it is appropriate to disclose the conflict to affected clients give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Advisor has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Advisor will:

(a)	Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

1.	The Advisor, when acting on behalf of the Fund, must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F) and or Rule 12d1-3:

a.	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

i.	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

ii.	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part 2 of the Advisor’s Form ADV and a Fund client’s SAI, as applicable, and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about:

(a) the Advisor’s proxy voting procedures (i.e., a copy of these procedures); and (b) how the Advisor voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Advisor’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Advisor. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each proxy statement that the Advisor actually received; provided, however, that the Advisor may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.	A record of each vote that the Advisor casts;

4.	A copy of any document that the Advisor created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.	A copy of each written request for information on how the Advisor voted such client’s proxies and a copy of any written response to any request for information on how the Advisor voted proxies on behalf of clients.